EXHIBIT 10.1


                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           CRESCENT INTERNATIONAL LTD.

                                       AND

                                 FIBERCORE, INC.

                           DATED AS OF AUGUST 20, 2001


      This STOCK PURCHASE AGREEMENT is entered into as of the 20th day of August, 2001 (this "Agreement"), by and between Crescent International Ltd. (the "Investor"), an entity organized and existing under the laws of Bermuda, and FiberCore, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

      WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase, shares of Common Stock (as defined below) for consideration of up to $19,000,000);

      WHEREAS, such investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the U.S. Securities Act of 1933, as amended and the rules and regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

      NOW, THEREFORE, in consideration of the premises, representations, warranties, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I

                               CERTAIN DEFINITIONS

      Section 1.1. "Affiliate" shall mean any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under direct or indirect common control with any other Person. For the purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the term "controls" and "controlled" have meanings correlative to the foregoing.

      Section 1.2. "Capital Shares" shall mean the Common Stock and any shares of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of dividends (as and when declared) or assets (upon liquidation of the Company).

      Section 1.3. "Closing" shall mean one of the closings of a purchase and sale of the Common Stock pursuant to Section 2.1 of this Agreement.

      Section 1.4. "Closing Date" shall mean, with respect to a Closing, the second Trading Day following the Sale Date related to such Closing, provided all conditions to such Closing have been satisfied on or before such Trading Day.

      Section 1.5. "Closing Statement" shall mean the closing statement executed by the Company and the Investor on or before each Closing Date, setting forth the actions taken by the Company and the Investor on the Subscription Date and on such Closing Date, as applicable, and the amounts due to the payee entities set forth on Schedule 10.1 hereto, on the Subscription Date and such Closing Date, as applicable, in the form of Exhibit A attached hereto.

      Section 1.6. "Commitment Period" shall mean the period commencing on the Subscription Date and expiring on the earlier to occur of (i) the date on which the Investor shall have purchased Commitment Shares pursuant to this Agreement for an aggregate Investment Amount equal to the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.5 hereof, or (iii) December 31, 2002.

      Section 1.7. "Commitment Shares" shall mean the First Sale Shares and the Subsequent Sale Shares, collectively.

      Section 1.8. "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

      Section 1.9. "Condition Satisfaction Date" shall have the meaning set forth in Section 7.2 of this Agreement.

      Section 1.10. "Daily Trading Value" shall mean on any Trading Day, the Trade Price multiplied by the Trading Volume of the Common Stock.

      Section 1.11. "Damages" shall mean any and all losses, claims, damages, liabilities, costs and expenses (including, without limitation, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in defense or settlement of, any action, suit or proceeding between any indemnified party and any indemnifying party or between any indemnified party and any third party, or otherwise, or any claim asserted).

      Section 1.12. "Effective Date" with respect to each Sale of Registrable Securities shall mean the earlier to occur of: (i) the applicable date on which the SEC has declared effective a Registration Statement registering resale of Registrable Securities as set forth in the Registration Rights Agreement and
(ii) the date on which any such Registrable Securities first become eligible for resale pursuant to Rule 144 of the Securities Act.

      Section 1.13. "Exchange Act" shall mean the U.S. Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

      Section 1.14. "First Sale" shall have the meaning set forth in Section 2.1(a) of this Agreement.

      Section 1.15. "First Sale Shares" shall have the meaning set forth in
Section 2.1(a) of this Agreement.

      Section 1.16. "Investment Amount" shall mean the dollar amount to be invested by the Investor to purchase Commitment Shares with respect to any Sale Date as notified by the Company to the Investor in accordance with and subject to the provisions of Section 2.1 and Section 2.3 hereof.

      Section 1.17. "Legend" shall have the meaning specified in Section 8.1 of this Agreement.

      Section 1.18. "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company or to the Company and such other entities controlling or controlled by the Company, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform its obligations under this Agreement or the Registration Rights Agreement.

      Section 1.19. "Maximum Commitment Amount" shall mean $19,000,000.

      Section 1.20. "Maximum Sale Amount" shall mean:

            (i) with respect to the First Sale, $3,000,000;

            (ii) with respect to a Subsequent Sale Closing on or prior to the Closing Date on which the Investor has purchased Commitment Shares for an aggregate Investment Amount equal to $10,000,000, the lesser of (x) $2,500,000 and (y) 7.5% of the total Trading Volume during the 20 Trading Days preceding the Sale Notice Date multiplied by the applicable Purchase Price; and

            (iii) with respect to a Subsequent Sale Closing after the Closing Date on which the Investor has purchased Commitment Shares for an Investment Amount equal to $10,000,000, the lesser of (x) twice the average of the Daily Trading Values during the 22 Trading Day period immediately preceding the applicable Sale Notice Date and (y) $3,500,000.

      Section 1.21. "NASD" shall mean the National Association of Securities Dealers, Inc.

      Section 1.22. "Outstanding" when used with reference to Common Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not refer to any such Shares then directly or indirectly owned or held by or for the account of the Company.

      Section 1.23. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

      Section 1.24. "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the Electronic Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

      Section 1.25. "Purchase Price" shall mean:

            (i) with respect to the First Sale, 90% of the average of the Trade Prices during the 10 Trading Day period immediately preceding the Subscription Date;

            (ii) with respect to a Closing Date occurring on or prior to the Closing Date on which the Investor has purchased Commitment Shares for an aggregate Investment Amount equal to $10,000,000, the lesser of (x) 90% of the Trade Price on the Trading Day immediately preceding the applicable Sale Notice Date and (y) 90% of the average of the Trade Prices during the 20 Trading Day period immediately preceding such Sale Notice Date; and

            (iii) with respect to a Closing Date occurring after the Closing Date on which the Investor has purchased Commitment Shares for an aggregate Investment Amount equal to $10,000,000, 93% of the average of the lowest three consecutive Trade Prices during the 22 Trading Day period immediately preceding the applicable Sale Notice Date.

      Section 1.26. "Registrable Securities" shall mean the Commitment Shares and any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (w) the applicable Registration Statement has been declared effective by the SEC and all such Registrable Securities have been disposed of pursuant to the applicable Registration Statement, or (x) such Registrable Securities have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, or (y) such time as all such Registrable Securities have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or
(z) in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor, such Registrable Securities may be sold by the Investor without registration pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act.

      Section 1.27. "Registration Rights Agreement" shall mean the registration rights agreement by and between the Company and the Investor, in the form of Exhibit B hereto.

      Section 1.28. "Registration Statement" or "Registration Statements" shall have the meaning set forth in the Registration Rights Agreement.

      Section 1.29. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.30. "Representative" of a party shall mean any officer, director, employee, agent, counsel, accountant, financial advisor, consultant or other representative of such party.

      Section 1.31. "Sale" shall mean the First Sale, together with any and all Subsequent Sales.

      Section 1.32. "Sale Date" shall mean (i) with respect to the First Sale, the Subscription Date, and (ii) with respect to Subsequent Sales, the Trading Day which is 5 Trading Days after a corresponding Sale Notice Date.

      Section 1.33. "Sale Fees" shall have the meaning specified in Section 10.1(b) hereof.

      Section 1.34. "Sale Notice" shall mean a written notice to the Investor, setting forth the intended Closing Date, the Investment Amount and the number of shares of Common Stock that the Company intends to require the Investor to purchase pursuant to the terms of this Agreement.

      Section 1.35. "Sale Notice Date" shall mean (i) with respect to the First Sale, the Subscription Date, and (ii) with respect to a Subsequent Sale, the Trading Day during the Commitment Period upon which a Sale Notice to sell Common Stock to the Investor is deemed delivered pursuant to Section 2.3(b) hereof.

      Section 1.36. "SEC" shall mean the U.S. Securities and Exchange
Commission.

      Section 1.37. "SEC Documents" shall mean the Company's latest Form 10-K as of the time in question, all Forms 10-Q and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

      Section 1.38. "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.39. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

      Section 1.40. "Short Sale" shall have the meaning specified in Rule 3b-3 of the Exchange Act; provided that the Investor shall not be deemed to own a security for the purposes of Rule 3b-3(2) of the Exchange Act with respect to any shares of Common Stock until a Sale Notice shall have been given with respect to such shares.

      Section 1.41. "Strategic Investor" shall mean any Person that (i) is engaged in or intends to enter into the business of buying, selling, manufacturing, servicing, or licensing fiber optic or high quality glass products or related products bought, sold, manufactured, serviced or licensed in the ordinary course of the Company's business, (ii) is a present or potential vendor to or vendee of the Company, (iii) intends to participate in the corporate governance of the Company or in the conduct of its business or (iv) as to whom the Company's Board of Directors has made a determination in good faith that such Person has a potential to develop a material strategic relationship with the Company in connection with its present or future business.

      Section 1.42. "Subscription Date" shall mean the date on which this Agreement is executed and delivered by the parties hereto.

      Section 1.43. "Subsequent Sale" shall have the meaning set forth in
Section 2.1(b) of this Agreement.

      Section 1.44. "Subsequent Sale Shares" shall have the meaning set forth in
Section 2.1(b) of this Agreement.

      Section 1.45. "Subsidiary" shall mean any Person in which the Company, directly or indirectly through Subsidiaries or otherwise, beneficially owns more than 50% of either the equity interests in, or the voting control of, such Person.

      Section 1.46. "Trade Price" shall mean the volume-weighted average price of the Common Stock as reported by Bloomberg L.P., using the Historical Price
(HP) Weighted Average function.

      Section 1.47. "Trading Day" shall mean any day during which the Principal Market shall be open for business.

      Section 1.48. "Trading Volume" shall mean the number of shares of Common Stock that is equal to the aggregate trading volume of the Common Stock as reported by Bloomberg L.P. during the applicable time period.

      Section 1.49. "Transfer Agent Instructions" shall have the meaning set forth in Section 2.4(a) of this Agreement.

      Section 1.50. "Underwriter" shall mean any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to a Registration Statement.

                                   ARTICLE II

                       SALE AND PURCHASE OF COMMON STOCK;
                           TERMINATION OF OBLIGATIONS

      Section 2.1. Sales.

            (a) First Sale. In accordance with the terms and conditions set forth herein (including without limitation the provisions of Article VII hereof), the Company shall deliver a Sale Notice on the Subscription Date. On the Closing Date relating to the First Sale, the Company shall issue and sell and the Investor shall purchase, such number of shares of Common Stock that are determined by dividing the Investment Amount stated in the applicable Sale Notice (subject to Section 2.3(c) hereof) by the applicable Purchase Price (such transaction is referred to herein as "First Sale," and all such shares are referred to herein as "First Sale Shares").

            (b) Subsequent Sales. The Company may elect to exercise a Subsequent Sale by the delivery of a Sale Notice in accordance with the following and all other terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof):

                  (i) If the Company has not obtained additional equity financing from a party other than the Investor prior to September 30, 2001, then (x) the Company shall be permitted to exercise one Subsequent Sale of Common Stock not previously registered and not covered by an effective Registration Statement filed with the SEC, by the delivery of a Sale Notice between October 1, 2001 and October 31, 2001, provided that on or before September 30, 2001 the Company notifies the Investor in writing as to whether it intends to exercise a Subsequent Sale during such time period, and (y) the Company shall be permitted to exercise a Subsequent Sale after the Effective Date of the Registration Statement relating to all Commitment Shares issued to the Investor pursuant to the preceding clause
                  (x), provided that all Commitment Shares issued and Commitment Shares that the Company has a present intent to issue to the Investor have been registered for resale in accordance with the Registration Rights Agreement.

                  (ii) If the Company has obtained additional equity financing from a party other than the Investor prior to September 30, 2001, the Company may elect to exercise a Subsequent Sale by the delivery of a Sale Notice on any Trading Day during the period from March 1, 2002 until the expiration of the Commitment Period.

                  (iii) On the Closing Date relating to each Subsequent Sale, the Company shall issue and sell and the Investor shall, subject to the provisions of paragraph (c) below, purchase such number of shares of Common Stock that are determined by dividing the Investment Amount stated in the applicable Sale Notice (subject to Section 2.3(c) hereof) by the applicable Purchase Price (each such transaction is referred to herein as a "Subsequent Sale," and all such shares are referred to herein as the "Subsequent Sale Shares").

            (c) Investment Amount of Sales.

                  (i) The aggregate Investment Amount of all Sales shall not exceed the Maximum Commitment Amount.

                  (ii) With respect to any Sale, the Investment Amount shall not exceed the Maximum Sale Amount.

      Section 2.2. Twenty Percent Limitation. Unless the Company obtains the requisite approval of its shareholders in accordance with the corporate laws of Nevada and the applicable rules of the Principal Market and only to the extent such shareholder approval is required by applicable rules of the Principal Market, no more than 19.9% of the Outstanding shares of Common Stock may be issued and sold pursuant to Sales.

      Section 2.3. Sale Notice.

            (a) Timing. At any time during the Commitment Period, the Company may deliver a Sale Notice to the Investor, subject to the conditions set forth in Section 7.2.

            (b) Date of Delivery of Sale Notice for Subsequent Sales. A Sale Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon New York time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon New York time on a Trading Day or at any time on a day which is not a Trading Day. No Sale Notice will be deemed delivered, on a day that is not a Trading Day.

            (c) Investment Amount Stated in Sale Notice. The Sale Notice shall state the proposed Investment Amount related to the applicable Sale.

      Section 2.4. Closings.

            (a) Subscription Date. On the Subscription Date (i) the Company and the Investor shall execute the Registration Rights Agreement and (ii) the Company shall execute and deliver irrevocable instructions to the transfer agent, in the form of Exhibit C attached hereto (the "Transfer Agent Instructions"), instructing the transfer agent to prepare and deliver to the Investor, following each Sale, a share certificate in the name of the Investor and in the amount of the applicable Commitment Shares. The Company shall use commercially reasonable efforts to cause the transfer agent to confirm and accept such instructions, and a copy of such instructions shall be delivered to the Investor's legal counsel. In addition, on or prior to the Subscription Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

            (b) Closing Date. On each Closing Date (i) the Investor shall deliver to the Company and the Company shall execute a Closing Statement, (ii) the Company shall instruct the transfer agent to prepare and deliver to the Investor a share certificate in the name of the Investor and in the amount of the applicable Commitment Shares, in accordance with the Transfer Agent Instructions, and the Company shall take all other actions necessary to ensure the prompt delivery of such share certificate to the Investor, and (iii) the Investor shall deliver to the Company the Investment Amount specified in the Closing Statement, less applicable fees and costs determined in accordance with
Section 10.1, by wire transfer of immediately available funds to the account designated in writing in the Sale Notice. In addition, on or prior to each Closing Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered or reasonably requested by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein.

      Section 2.5. Termination of Agreement and Investment Obligation. The Company shall have the right to terminate this Agreement at any time upon 30 days' written notice to the Investor. The Investor shall have the right to immediately terminate this Agreement (including with respect to any Sale, notice of which has been given but the applicable Closing Date has not yet occurred) in accordance with Section 6.12 or in the event that: (i) any Registration Statement has not been declared effective by the SEC within the applicable time periods set forth in Section 1.1 of the Registration Rights Agreement, (ii) there shall occur any stop order or suspension of the effectiveness of any Registration Statement for an aggregate of 30 Trading Days during the Commitment Period, or (iii) the Company shall at any time fail to comply with the requirements of Section 6.2, 6.3, 6.4, 6.5, 6.6, 6.8 or 6.9.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

The Investor represents and warrants to the Company that:

      Section 3.1. Intent. The Investor is entering into this Agreement for its own account, and the Investor has no view to the distribution of the Registrable Securities and has no present arrangement (whether or not legally binding) at any time to sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose of the Registrable Securities to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold the Registrable Securities for any minimum or other specific term and reserves the right to dispose of the Registrable Securities at any time pursuant to the Registration Statement and in accordance with federal and state securities laws applicable to such disposition.

      Section 3.2. Sophisticated Investor. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and the Investor has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Common Stock. The Investor acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

      Section 3.3. Authority. Each of this Agreement and the Registration Rights Agreement has been duly authorized by all necessary corporate action and no further consent or authorization of the Investor, or its Board of Directors or stockholders is required. Each of this Agreement and the Registration Rights Agreement was validly executed and delivered by the Investor and each is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      Section 3.4. Not an Affiliate. The Investor is not an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

      Section 3.5. Organization and Standing. The Investor is duly organized, validly existing, and in good standing under the laws of Bermuda.

      Section 3.6. Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument contemplated hereby, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not to the Investor's knowledge (a) violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor, (b) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound, (c) conflict with or constitute a material default thereunder, (d) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party, or (e) require the approval of any third-party (that has not been obtained) pursuant to any material contract to which the Investor is subject or to which any of its assets, operations or management may be subject.

      Section 3.7. Disclosure; Access to Information. The Investor has received or had access to all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by Investor. The Investor has received and reviewed copies of the SEC Documents. Neither the receipt by the Investor of such information, nor the access of the Investor to such information shall modify, amend or affect the Investor's right to rely upon the representations and warranties made by the Company pursuant to Article IV of this Agreement.

      Section 3.8. Manner of Sale. At no time was Investor presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

      Section 3.9. Resale Restrictions. Investor acknowledges that any Registrable Securities to be acquired by Investor have not been registered under the federal securities laws or any applicable state securities laws in reliance upon exemptions available for non-public or limited offerings. Investor understands that it must bear the economic risk of the investment in the Registrable Securities because the Registrable Securities have not been so registered and therefore are subject to restrictions upon transfer such that they may not be sold or otherwise transferred unless registered under the applicable securities laws or an exemption from such registration is available. The Investor will not reoffer, sell, assign, transfer, pledge, encumber, hypothecate or otherwise dispose of any Registrable Securities in the absence of an effective registration statement, qualification or authorization relating thereto under federal and applicable state securities laws or an opinion of qualified counsel satisfactory to the Company to the effect that the proposed transaction in the Registrable Securities will neither constitute or result in any violation of the federal or state securities laws. Subject to Section 8.1 of this Agreement, any certificate or other document that may be issued representing any shares of Registrable Securities may be endorsed with a legend to this effect.

      Section 3.10. Short Sales. In the 30 Trading Days preceding the Subscription Date, the Investor has not directly or indirectly engaged in any Short Sale of the Common Stock.

                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investor that on the Subscription Date, each Effective Date and each Closing Date:

      Section 4.1. Organization of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Except as set forth in the SEC Documents, the Company does not own more than 50% of the outstanding capital stock of or control any other Person. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

      Section 4.2. Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement and to issue the Commitment Shares; (ii) the execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required; and (iii) each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

      Section 4.3. Corporate Documents. The Company has furnished or made available to the Investor true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof (the "Articles"), and the Company's By-Laws, as amended and in effect on the date hereof (the "By-Laws").

      Section 4.4. Books and Records. The minute books and other similar records of the Company and its subsidiaries as made available to Investor prior to the execution of this Agreement contain a true and complete record, in all material respects, of all action taken at all meetings and by all written consents in lieu of meetings of the stockholders, the boards of directors and committees of the boards of directors of the Company and the subsidiaries. The stock transfer ledgers and other similar records of the Company and the subsidiaries as made available to Investor prior to the execution of this Agreement accurately reflect all record transfers prior to the execution of this Agreement in the capital stock of the Company and the subsidiaries. Neither the Company nor any subsidiary has any of its books or records recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of the Company or a subsidiary.

      Section 4.5. Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 59,717,286 shares were issued and outstanding as of June 30, 2001, and 10,000,000 shares of preferred stock, one share of Series A Preferred Stock of which is issued and outstanding. Except for (i) options to purchase not more than 4,924,656 shares of Common Stock with purchase prices between $0.1875 and $5.93 per share; and (ii) warrants to purchase not more than 3,493,930 shares of Common Stock with purchase prices between $0.25 and $7.18 per share, there are no options, warrants, preemptive rights for, or rights to subscribe to, securities, rights or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. There are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of Common Stock pursuant to this Agreement. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable.

      Section 4.6. Registration and Listing of Common Stock. The Company has registered its Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on the Principal Market. As of the date hereof, the Principal Market is the Nasdaq SmallCap Market.

      Section 4.7. Financial Statements. Prior to the execution of this Agreement, the Company has delivered to the Investor true and complete copies of the following financial statements:

            (a) the audited balance sheets of the Company and its consolidated subsidiaries as of December 31, 2000, 1999 and 1998, and the related audited consolidated statements of operations, stockholders' equity and cash flows for each of the fiscal years then ended, together with a true and correct copy of the report on such audited information by Deloitte and Touche LLP, and all letters from such accountants with respect to the results of such audits; and

            (b) the unaudited balance sheets of the Company and its consolidated subsidiaries as of March 31, 2001, and the related unaudited consolidated statements of operations and stockholders' equity for the portion of the fiscal year then ended, as set forth in the Company's latest quarterly report on Form 10-Q.

      The financial statements of the Company delivered to the Investor have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      Section 4.8. SEC Documents. The Company has timely filed all SEC Documents and has delivered or made available to the Investor true and complete copies of the SEC Documents (including, without limitation, audited financial statements, proxy information and solicitation materials). The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied as to form and substance in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings prior to the date hereof). The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may include summary notes and may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

      Section 4.9. Exemption from Registration; Valid Issuances; New Issuances. The sale and issuance of the Commitment Shares in accordance with the terms and on the basis of the representations and warranties set forth in this Agreement, may and will be properly issued pursuant to Section 4(2), Regulation D and/or any applicable state law. When issued and paid for as provided herein, the Commitment Shares will be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Commitment Shares pursuant to, nor the Company's performance of its obligations under, this Agreement or the Registration Rights Agreement will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Commitment Shares or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company, other than pursuant to this Agreement and the transactions contemplated hereby. The Commitment Shares will not subject the Investor to personal liability by reason of the ownership thereof. The Commitment Shares have been duly authorized by the Company, but have not been issued (whether or not subsequently repurchased by the Company) to any Person.

      Section 4.10. No General Solicitation or Advertising. In regard to the transactions contemplated hereby, neither the Company nor any of its Affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Commitment Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Commitment Shares under the Securities Act.

      Section 4.11. No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Commitment Shares, do not and will not (i) result in a violation of the Certificate or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations, or any rule, regulation, order, judgment or decree of any self-regulatory organization having authority over the matters contemplated hereby, applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing; provided, however, that for purposes of the Company's representations and warranties as to violations of foreign law, rule or regulation referenced in clause (iii), such representations and warranties are made only to the best of the Company's knowledge insofar as the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby are or may be affected by the status of the Investor under or pursuant to any such foreign law, rule or regulation; and provided, further, that for purposes of the Company's representations and warranties referenced in clauses (ii) and (iii) that are made on the Subscription Date and each Effective Date, such representations and warranties are made only to the Company's knowledge. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental or self-regulatory entity, except for possible violations that either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under any federal, state or local law, rule or regulation, order, judgment or decree (including federal and state securities laws and regulations), or any rule, regulation, order, judgment or decree of any self-regulatory organization having authority over the matters contemplated hereby, to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Commitment Shares in accordance with the terms hereof (other than any SEC, NASD or state securities filings that may be required to be made by the Company subsequent to any Closing, any registration statement that may be filed pursuant hereto, and any shareholder approval required by the rules applicable to companies whose common stock trades on the Principal Market); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investor herein.

      Section 4.12. No Material Adverse Change. Since December 31, 2000, no event has occurred that would have a Material Adverse Effect on the Company.

      Section 4.13. No Undisclosed Liabilities. The Company has no liabilities or obligations that are material, individually or in the aggregate, other than those incurred in the ordinary course of the Company's businesses since December 31, 2000, and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company.

      Section 4.14. No Undisclosed Events or Circumstances. Since December 31, 2000, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly disclosed or announced.

      Section 4.15. No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement, under circumstances that would require registration of the Commitment Shares under the Securities Act.

      Section 4.16. Litigation and Other Proceedings. Except as set forth in the SEC Documents, there are no lawsuits or proceedings pending or threatened against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which have had or might have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which has resulted in or might result in a Material Adverse Effect.

      Section 4.17. No Misleading or Untrue Communication. The Company, any Person representing the Company, and, to the knowledge of the Company, any other Person selling or offering to sell the Commitment Shares in connection with the transactions contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

      Section 4.18. Material Non-Public Information. The Company is not in possession of, nor has the Company or its agents disclosed to the Investor, any material non-public information that according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof, including without limitation in connection with any Registration Statement, but which has not been so disclosed.

                                   ARTICLE V

                            COVENANTS OF THE INVESTOR

      Section 5.1. Compliance. The Investor's trading activities with respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed.

      Section 5.2. Confidential Information. The Investor will hold, and will use its best efforts to cause its Affiliates, and each of their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of governmental or regulatory authorities) or by other requirements of law or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential.

      Section 5.3. Periodic Reports. The Investor shall, upon the written request of the Company, deliver to the Company a written statement of the number of shares of Common Stock held by the Investor on the date of such statement; provided, however, that the Investor shall not be required to deliver such statement to the Company more frequently than once per calendar week.

      Section 5.4. Short Sales. The Investor shall not engage in any Short Sale of the Common Stock to the extent that the number of shares of Common Stock sold in any Short Sale exceeds the number of shares of Registrable Securities either held by the Investor or required to be purchased by the Investor pursuant to any Sale Notice.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

      Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect, and the Company shall comply in all respects with the terms thereof.

      Section 6.2. Listing of Common Stock. The Company shall exercise best efforts to maintain the listing or quotation of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the Closing Date for any Sale) will cause the Commitment Shares to be listed on the Principal Market. The Company further shall, if the Company applies to have the Common Stock traded on any other Principal Market, include in such application the Commitment Shares, and shall take such other action as is necessary or desirable in the opinion of the Investor to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

      Section 6.3. Exchange Act Registration. The Company shall comply with all applicable requirements set forth in the Registration Rights Agreement, including, without limitation, its obligation to file each Registration Statement with the SEC within the applicable time periods set forth in the Registration Rights Agreement. After each Registration Statement becomes effective, the Company shall cause the Common Stock covered by such Registration Statement to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act.

      Section 6.4. Legends. The certificates evidencing the Commitment Shares shall be free of legends, except as provided for in Article VIII.

      Section 6.5. Corporate Existence. The Company shall take all steps necessary to preserve and continue the corporate existence of the Company.

      Section 6.6. Additional SEC Documents. Until any of the Registrable Securities issued or issuable to the Investor pursuant to this Agreement may be sold by the Investor without registration pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, the Company shall, as and when the originals thereof are submitted to the SEC for filing, notify the Investor in writing of any SEC Documents furnished or submitted to the SEC, and upon the request of the Investor the Company shall deliver to the Investor, as and when the originals thereof are submitted to the SEC for filing, copies of all SEC Documents so furnished or submitted to the SEC.

      Section 6.7. Notice of Certain Events Affecting Registration; Suspension of Right to Make a Subsequent Sale. The Company shall immediately notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the

Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; (v) the declaration by the SEC of the effectiveness of a Registration Statement; and (vi) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Sale Notice during the continuation of any of the foregoing events, except for (v) above.

      Section 6.8. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity (if not the Company) executes a written instrument acknowledging and assuming the obligation to issue to the Investor, upon any Sale, in lieu of each share of Common Stock theretofore issuable upon such Sale, other securities, money or property receivable by the Investor upon such merger, consolidation or transfer had the Sale occurred immediately prior to such merger, consolidation or transfer.

      Section 6.9. Issuance of Shares. The sale of the Commitment Shares shall be made in accordance with the provisions and requirements of Regulation D and any applicable state law.

      Section 6.10. Legal Opinions. The Company's independent Nevada counsel shall deliver to the Investor, on the Closing Date relating to the First Sale, an opinion in the form of Exhibit D-1 hereto. The Company's special New York counsel shall deliver to the Investor, on the Closing Date relating to the First Sale, an opinion in the form of Exhibit D-2 hereto.

      Section 6.11. No Similar Arrangement; Right of First Refusal. The Company shall refrain from entering into any other agreements, arrangements or understandings granting to the Company the right to sell shares of its securities to one or more investors, other than the Investor, in placements exempt from registration under the Securities Act until 30 calendar days after this Agreement is terminated pursuant to Section 2.5 hereof or the earlier expiration of the Commitment Period (the "Exclusivity Period"). If the Company, for the purpose of obtaining any additional financing, wishes to sell shares of its securities in placements exempt from registration under the Securities Act during the Exclusivity Period (a "Third Party Sale") to a party other than a Strategic Investor and other than the Investor (the "Third Party"), the Company shall first offer (the "Offer") to the Investor, in writing, the right to purchase such shares (the "Offered Shares") at the bona fide price offered by the Third Party (the "Offer Price"). The Offer shall grant the Investor the right during the 5 Trading Days immediately following the date of the Offer to elect to purchase any or all of the Offered Shares. The

Company, in connection with such a Third Party Sale, shall refrain from circumventing or attempting to circumvent the Investor's right of first refusal by way of making such a Third Party Sale to any of its Affiliates without first making an Offer to the Investor. If the Investor so exercises its right to purchase any or all of the Offered Shares, the purchase will be treated as a Subsequent Sale except that the purchase price for the Offered Shares shall be the Offer Price. The closing and method of payment shall be as provided for in Sections 2.3 and 2.4 hereof and the Closing Date shall be 7 Trading Days after the Investor exercises such right. If the Investor fails to exercise its right to purchase any or all of the Offered Shares, then during the 60 calendar days immediately following the expiration of such right, the Company shall be free to sell any or all of the Offered Shares to a purchaser for a purchase price not lower than the Offer Price payable on terms and conditions that are not more favorable to such purchaser than those contained in the Offer. In the event that the Company effects a Third Party Sale, the Investor may immediately terminate this Agreement. Notwithstanding the foregoing, the Company shall be permitted to issue shares of its securities in connection with an acquisition of another entity or assets related to the Company's current or future business.

      Section 6.12. Confidential Information. The Company will hold, and will use its best efforts to cause its Affiliates, and each of their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of governmental or regulatory authorities) or by other requirements of law or (ii) disclosed in an action or proceeding brought by a party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning the other party or any of its Affiliates furnished to it by the other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential.

      Section 6.13. Public Announcements. The Company, its Representatives and legal advisors, and the Investor will not issue or make any reports, statements or releases to the public or to any third party with respect to this Agreement or the transactions contemplated hereby without the consent of both the Company and the Investor, which consent shall not be unreasonably withheld. The Company, its Representatives and legal advisers, and the Investor also will obtain the other party's prior approval of any press release to be issued announcing the consummation of the transactions contemplated by this Agreement or in any way referring to the other party or affiliates of the other party. If either party is unable to obtain the approval of its public report, statement, or press or other release from the other party and such report, statement, or press or other release is, in the opinion of legal counsel to such party, required by applicable law or by any rule or regulation of the Principal Market in order to discharge such party's disclosure obligations, then such party may make or issue the legally required report, statement, or press or other release and promptly furnish the other party with a copy thereof.

      Section 6.14. Delivery of Share Certificates. The Company shall use commercially reasonable efforts to cause its transfer agent to dispatch, using a nationally recognized and reputable overnight courier, share certificates representing shares of Common Stock issued pursuant to a Sale within three (3) Trading Days following the Closing Date relating to such Sale in accordance with the provisions of the Transfer Agent Instructions.

                                  ARTICLE VII

                            CONDITIONS TO DELIVERY OF
                     SALE NOTICES AND CONDITIONS TO CLOSING

      Section 7.1. Conditions Precedent to the Obligation of the Company to Issue and Sell Common Stock. Provided that the Company has delivered a Sale Notice in accordance with the provisions of Section 2.3 and provided, further, that the conditions set forth in Section 7.2 have been met, the obligation hereunder of the Company to issue and sell the Common Stock to the Investor incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

            (a) Accuracy of the Investor's Representation and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects as of the date of this Agreement and as of the date of each such Closing as though made at each such time.

            (b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

      Section 7.2. Conditions Precedent to the Right of the Company to Deliver a Sale Notice and the Obligation of the Investor to Purchase Common Stock. The right of the Company to deliver a Sale Notice and the obligation of the Investor hereunder to acquire and pay for the Common Stock incident to a Closing is subject to the satisfaction, on (i) the Subscription Date, (ii) the applicable Sale Notice Date and (iii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following conditions; provided, however, that with respect to the Subscription Date and the Closing relating to the First Sale and a Subsequent Sale exercised pursuant to Section 2.1(b)(i)(x) only, the Investor waives the conditions set forth in paragraphs (a) and (b) of this
Section 7.2:

            (a) Filing of Registration Statements with the SEC. In accordance with the provisions set forth in the Registration Rights Agreement, the Company shall have timely filed with the SEC Registration Statements covering the resale of Registrable Securities.

            (b) Effective Registration Statements. (1) All Commitment Shares issued to the Investor and all Commitment Shares that the Company intends to issue to the Investor shall be covered by an effective Registration Statement available for the sale of such Commitment Shares. (2) The Company shall have notified the Investor in accordance with Section 6.8 hereof that all Registration Statements covering Registrable Securities required to have been filed by the

Company in accordance with the Registration Rights Agreement have been declared effective by the SEC. (3) In accordance with the Registration Rights Agreement, all such Registration Statements shall remain effective on each Condition Satisfaction Date. (4) Neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to a Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of a Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action). (5) No other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

      (c) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company shall be true and correct as of each Condition Satisfaction Date as though made at each such time (except for representations and warranties specifically made as of a particular date).

      (d) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

      (e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement or otherwise has a Material Adverse Effect, and no actions, suits or proceedings shall be in progress, pending or threatened by any Person, that seek to enjoin or prohibit the transactions contemplated by this Agreement or otherwise could reasonably be expected to have a Material Adverse Effect. For purposes of this paragraph (e), no proceeding shall be deemed pending or threatened unless one of the parties has received written or oral notification thereof prior to the applicable Closing Date.

      (f) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock shall not have been suspended by the SEC, the Principal Market or the NASD, and the Common Stock shall have been approved for listing or quotation on and shall not have been delisted from the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing shall not violate the shareholder approval requirements of the Principal Market.

      (g) Legal Opinion. The Company shall have caused to be delivered to the Investor, within 5 Trading Days of the effective date of a Registration Statement, opinions of the Company's special New York counsel in the forms of Exhibit D-2 and D-3 hereto, addressed to the Investor.

      (h) Disclosure. No dispute between the Company and the Investor shall exist pursuant to Section 7.3 as to the adequacy of the disclosure contained in each Registration Statement.

      (i) Ten Percent Limitation. On each Closing Date, the number of Commitment Shares then to be purchased by the Investor shall not exceed the number of such shares that, when aggregated with all other shares of Common Stock and Registrable Securities then owned by the Investor beneficially or deemed beneficially owned by the Investor, as determined in accordance with the definition of beneficial ownership in Rule 13d-3 promulgated under the Exchange Act, would result in the Investor owning more than 9.9% of all of such Common Stock as would be outstanding on such Closing Date, as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder. For purposes of this Section, in the event that the amount of Common Stock outstanding as determined in accordance with Section 13(d) of the Exchange Act and the regulations promulgated thereunder is greater on a Closing Date than on the Sale Notice Date associated with such Closing Date, the amount of Common Stock outstanding on such Closing Date shall govern for purposes of determining whether the Investor, when aggregating all purchases of Common Stock made pursuant to this Agreement would own more than 9.9% of the Common Stock following such Closing Date.

      (j) No Knowledge. The Company shall have no knowledge of any event more likely than not to have the effect of causing any Registration Statement to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen Trading Days following the Trading Day on which such notice is deemed delivered.

      (k) Minimum Time Interval. At least 20 Trading Days shall have elapsed since the Closing Date relating to the previous Sale.

      (l) Shareholder Vote. The issuance of Commitment Shares with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market. Each Sale Notice shall provide the Investor with the following information as of the applicable Sale Notice Date:
(i) the total number of shares of Outstanding Common Stock, (ii) the number of Subsequent Sale Shares issuable with respect to the applicable Closing, and
(iii) the number of shares of Commitment Shares issued pursuant to previous Sales. If the issuance by the Company of a number of Commitment Shares equal to the sum of the amounts stated in clauses (ii) and (iii) hereof would result in a violation by the Company of the shareholder approval requirements of the Principal Market, the applicable Sale Notice shall be deemed null and void.

      (m) Other. On each Condition Satisfaction Date, the Investor shall have received and been reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth in this Section 7.2., including, without limitation, a certificate in substantially the form and substance of Exhibit E hereto, executed in either case by an executive officer of the Company and to the effect that all the conditions to such Closing shall have been satisfied as at the date of each such certificate.

      (n) Certain Events. The Company shall not be permitted to deliver a Sale Notice during any period in which the events described in Section 6.7, except for clause (v) thereof, continue to occur.

      Section 7.3. Due Diligence Review; Non-Disclosure of Non-Public
Information.

            (a) The Company shall make available for inspection and review by the Investor, advisors to and representatives of the Investor (who may or may not be affiliated with the Investor and who are reasonably acceptable to the Company), and any Underwriter, any Registration Statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or Underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of such Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and Underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

            (b) None of the Company, its officers, directors, employees and agents shall in any event disclose material non-public information to the Investor, advisors to or representatives of the Investor unless prior to disclosure of such information the Company identifies such information as being material non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. As a condition to disclosing any non-public information hereunder, the Company may require the Investor and the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

            (c) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate material non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts; provided, however, that notwithstanding anything herein to the contrary, the Company shall, as hereinabove provided, immediately notify the advisors and representatives of the Investor and any Underwriters of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the applicable Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 7.3 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms and conditions of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that such Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in such Registration

Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.


                                  ARTICLE VIII

                                     LEGENDS

      Section 8.1. Legends. Unless otherwise provided below, each certificate representing Registrable Securities will bear the following legend (the "Legend"):

      "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS CERTIFICATE IS THE BENEFICIARY OF CERTAIN OBLIGATIONS OF FIBERCORE, INC. SET FORTH IN A STOCK PURCHASE AGREEMENT, DATED AS OF AUGUST 20, 2001, BETWEEN FIBERCORE, INC. AND CRESCENT INTERNATIONAL LTD. A COPY OF THE PORTION OF THE AFORESAID AGREEMENT EVIDENCING SUCH OBLIGATIONS MAY BE OBTAINED FROM FIBERCORE, INC.'S EXECUTIVE OFFICES."

      On the Subscription Date the Company shall issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) Transfer Agent Instructions, with a copy to the Investor. Other than as required as a result of change in law, such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investor to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investor; and the Company agrees that it will, and will cause its counsel to, provide the transfer agent with any and all documentation reasonably requested or required by the transfer agent, the Investor or their respective counsel, including without limitation the documentation and confirmations referenced in the Transfer Agent Instructions:

            (a) At any time after the applicable Effective Date, upon surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered; provided that (i) the applicable Registration Statement shall then be effective and (ii) if reasonably requested by the transfer agent the Investor confirms to the transfer agent that the Investor has transferred the Registrable Securities pursuant to such Registration Statement and has complied with the prospectus delivery requirement; or

            (b) At any time upon any surrender of one or more certificates evidencing Registrable Securities that bear the Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the Legend to replace those surrendered and containing representations that the Investor is permitted to dispose of such Registrable Securities without limitation as to amount or manner of sale pursuant to Rule 144 under the Securities Act.

      Section 8.2. No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in Section 8.1 has been or shall be placed on the share certificates representing the Registrable Securities, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article VIII and as required by applicable law.

      Section 8.3. Investor's Compliance. Nothing in this Article VIII shall affect in any way the Investor's obligations to comply with all applicable securities laws.


                                   ARTICLE IX

                          INDEMNIFICATION; ARBITRATION

      Section 9.1. Indemnification. The Company agrees to indemnify and hold harmless the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and each Person or entity, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, together with its controlling persons from and against any Damages, joint or several, and any action in respect thereof to which the Investor, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such controlling person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, unless such Damages result primarily from the Investor's gross negligence, recklessness or bad faith in performing its obligations under this Agreement; provided, however, that the maximum aggregate liability of the Company shall be limited to the amount actually invested by the Investor under this Agreement, and provided, further, that in no event shall this provision be deemed to limit any rights to indemnification arising under the Registration Rights Agreement.

      Section 9.2. Method of Asserting Indemnification Claims. All claims for indemnification by any Indemnified Party (as defined below) under Section 9.1 shall be asserted and resolved as follows:

            (a) In the event any claim or demand in respect of which any person claiming indemnification under any provision of Section 9.1 (an "Indemnified Party") might seek indemnity under Section 9.1 is asserted against or sought to be collected from such Indemnified Party by a person other than the Company, the Investor or any Affiliate of the Company (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of Section 9.1 against any person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been irreparably prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending 30 calendar days following receipt by the Indemnifying Party of either a Claim Notice or an Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under Section 9.1 and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim.

                  (i) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this Section 9.2(a), then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to Section 9.1). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this clause (i), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third Party Claim at any time if it irrevocably waives its right to indemnity under Section 9.1 with respect to such Third Party Claim.

                  (ii) If the Indemnifying Party fails to notify the Indemnified
            Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to Section 9.2(a), or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this clause
            (ii), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim, and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in clause (iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this clause (ii) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this clause (ii), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

                  (iii) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under Section 9.1 or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the Damages in the amount specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of 30 calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 9.3.

            (b) In the event any Indemnified Party should have a claim under
Section 9.1 against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under Section 9.1 specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the Damages in the amount specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under Section 9.1 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute, and if not resolved through negotiations within the period of 30 calendar days immediately following the Dispute Period, such dispute shall be resolved by arbitration in accordance with Section 9.3.

      Section 9.3. Arbitration. Any controversy, claim or dispute arising out of or in connection with this Agreement or the Registration Rights Agreement, including any question regarding its existence, validity, interpretation, breach, or termination, shall be referred to and finally resolved in accordance with the International Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitral tribunal may be entered by any court having jurisdiction thereof or having jurisdiction over any party or any party's assets.

            (a) The tribunal shall consist of three arbitrators, one of whom shall be appointed by the Investor and the second of whom shall be appointed by the Company. The parties shall instruct the two party-appointed arbitrators to appoint the third arbitrator of the tribunal, who shall be the chairperson of the tribunal, within 30 days of the last of their appointments. Notwithstanding the foregoing, if either party should fail to appoint an arbitrator within 30 days of receiving written notice of the appointment of an arbitrator by the other party, the second arbitrator shall, at the written request of the party which has already made an appointment, be appointed forthwith by the American Arbitration Association. Likewise, if the party-appointed arbitrators fail to make an agreed appointment for the chairperson within 30 days of the last of their appointments, either party may request in writing that the American Arbitration Association forthwith appoint the chairperson.

            (b) The place of arbitration shall be New York, New York.

            (c) This arbitration clause and the conduct of the arbitral proceedings shall be governed by the Federal Arbitration Act, 9 U.S.C.A. sec. 1 et seq.

            (d) The language of the arbitration shall be English.

            (e) Nothing in these dispute resolution provisions shall be construed as preventing either party from seeking conservatory or similar interim relief in any court of competent jurisdiction.

            (f) To the extent practicable, the parties shall instruct the arbitral tribunal to render its award no more than 60 calendar days from the date that the three member tribunal is constituted. The arbitral tribunal shall not lose jurisdiction over the matter based on a failure to render an award within this time period.

                                   ARTICLE X

                                  MISCELLANEOUS

      Section 10.1. Fees and Transaction Costs. In connection with the execution of this agreement the following Sale Fees and Investor Legal Fees (as defined below and in Schedule 10.1) are payable by the Company to the payee entities listed in Schedule 10.1. The Investor is authorized by the Company to deduct such amounts from any sums due to the Company on the applicable Closing Date and to pay them to the payee entities listed in Schedule 10.1.

            (a) Sale Fees. On each Closing Date, the Company shall pay an amount calculated in accordance with Schedule 10.1 (the "Sale Fee").

            (b) Transaction Costs. The fees, expenses and disbursements of the Investor's counsel (the "Investor Legal Fees") shall be paid by the Company. The Company shall pay the Investor Legal Fees on the first Closing Date, to the extent such Investor Legal Fees can be determined on the first Closing Date. The Company shall pay the remaining Investor Legal Fees not later than 10 days after receipt of notice from the Investor that such amount is due. The Company agrees to pay its own expenses incident to the performance of its obligations hereunder.

      Section 10.2. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the Trade Price or Trading Volume of the Common Stock on the Principal Market on any given Trading Day for the purposes of this Agreement shall be the Bloomberg L.P. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

      Section 10.3. Brokerage. Except as disclosed in Section 10.1, each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker which would impose a legal obligation to pay any fee or commission. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

      Section 10.4. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice given in accordance herewith. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile at the address or number designated below (if delivered on a Trading Day during normal business hours where such notice is to be received), or the first Trading Day following such delivery (if delivered other than on a Trading Day during normal business hours where such notice is to be received) or (b) on the third Trading Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to the Company:

            FiberCore, Inc.
            253 Worcester Rd.
            P.O. Box 180
            Charlton, MA 01507
            Attention: Dr. Mohd A. Aslami
            Telephone: (508) 248-3900
            Facsimile: (508) 248-5588

with a copy (which shall not constitute notice) to:

            Cadwalader, Wickersham & Taft
            100 Maiden Lane
            New York, NY 10038
            Attention: Malcolm Wattman, Esq.
            Telephone: (212) 504-6222
            Facsimile: (212) 504-6666


if to the Investor:

            Crescent International Ltd.
            c/o GreenLight (Switzerland) SA
            84, av Louis-Casai
            1216 Geneva, Cointrin
            Switzerland
            Attention: Mel Craw/Maxi Brezzi
            Telephone: +41 22 791 71 69
            Facsimile: +41 22 929 53 94
with a copy (which shall not constitute notice) to:

            Clifford Chance Rogers & Wells LLP
            200 Park Avenue
            New York, NY  10166
            Attention: Earl S. Zimmerman, Esq.
            Telephone: (212) 878-8000
            Facsimile: (212) 878-8375

   Either party hereto from time to time may change its address or facsimile number for notices under this Section by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

      Section 10.5. Assignment. Neither this Agreement nor any rights of the Investor or the Company hereunder may be assigned by either party to any other Person. Notwithstanding the foregoing, the Investor's interest in this Agreement may be assigned at any time, in whole or in part, to any Affiliate of the Investor upon the prior written consent of the Company, which consent shall not to be unreasonably withheld provided, however, that any such assignment or transfer shall relieve the Investor of its duties under this Agreement only upon performance thereof by any such assignee or transferee.

      Section 10.6. Amendment; No Waiver. No party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by both parties hereto. The failure of the either party to insist on strict compliance with this Agreement, or to exercise any right or remedy under this Agreement, shall not constitute a waiver of any rights provided under this Agreement, nor estop the parties from thereafter demanding full and complete compliance nor prevent the parties from exercising such a right or remedy in the future.

      Section 10.7. Annexes and Exhibits; Entire Agreement. All annexes and exhibits to this Agreement are incorporated herein by reference and shall constitute part of this Agreement. This Agreement and the Registration Rights Agreement set forth the entire agreement and understanding of the parties relating to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written, relating to the subject matter hereof.

      Section 10.8. Survival. The provisions of Articles VI, VIII, IX and X, and of Section 7.3, shall survive the termination of this Agreement.

      Section 10.9. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

      Section 10.10. Title and Subtitles. The titles and subtitles used in this Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

      Section 10.11. Counterparts. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument.

      Section 10.12. Choice of Law. This Agreement shall be construed under the laws of the State of New York.

      Section 10.13. Other Expenses. In the event that a dispute between the parties is not determined by a Board of Arbitration, the non-prevailing party in any action, suit or proceeding shall bear all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in defense or settlement of such action, suit or proceeding.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                           CRESCENT INTERNATIONAL LTD.


                           By:
                               ----------------------------------------
                               Name:
                               Title:


                           FIBERCORE, INC.


                           By:
                               ----------------------------------------
                               Name:
                               Title:

                                  SCHEDULE 10.1

                           FEES AND TRANSACTION COSTS

In accordance with Section 10.1 of the Agreement, the following amounts are payable by the Company and the Investor is authorized to deduct such amounts from the Investment Amount and to pay such amounts to the following payee entities:

 EVENTS TRIGGERING       FEES /       AMOUNT ON WHICH THE         PAYEE ENTITY           AMOUNT
    THE PAYMENT        TRANSACTION     FEE IS CALCULATED
                         COSTS
-------------------------------------------------------------------------------------------------
Closing Date for      Sale Fee        $3,000,000             GreenLight                $67,500
the First Sale                                               (Switzerland) S.A.
-------------------------------------------------------------------------------------------------
Closing Date for      Legal Fees      Investor Legal Fees    Crescent International    Investor
the First Sale                                               Ltd.                      Legal Fees
-------------------------------------------------------------------------------------------------
Closing Date for a    Sale Fee        The Investment         GreenLight                2.25%
Subsequent Sale                       Amount of the Sale     (Switzerland) S.A.
-------------------------------------------------------------------------------------------------

                                    EXHIBIT A
                            FORM OF CLOSING STATEMENT

                                CLOSING STATEMENT

===============================================================================
Closing Date........................   [Date] ("Closing Date")
-------------------------------------------------------------------------------
Investor............................   Crescent International Ltd.("Investor")
-------------------------------------------------------------------------------
Company.............................   FiberCore, Inc. ("Company")
-------------------------------------------------------------------------------
Transaction.........................   The closing of the sale by the Company to
                                       Investor of shares of the Company's
                                       Common Stock pursuant to the Stock
                                       Purchase Agreement dated August 20, 2001
                                       (the "Stock Purchase Agreement").
                                       Capitalized terms not otherwise defined
                                       herein shall have the meaning assigned by
                                       the Stock Purchase Agreement.
-------------------------------------------------------------------------------
Maximum Commitment Amount...........   $19,000,000
-------------------------------------------------------------------------------
Purchase Price for Common Stock.....   $[determined at applicable Closing of a
                                       Sale]
-------------------------------------------------------------------------------
Shares of Common Stock Sold.........   ________
-------------------------------------------------------------------------------
Closing Disbursements:
1.  Investment Amount...............   $__________
2.  Less: Sale Fee..................   $__________
3.  Less: Investor Legal Fees.......   $__________
4.  Net Amount......................   $__________
-------------------------------------------------------------------------------
Actions on Subscription Date

-------------------------------------------------------------------------------
1.  Stock Purchase Agreement........   The Investor and the Company executed the
                                       Stock Purchase Agreement.
-------------------------------------------------------------------------------
2. Registration Rights Agreement....   The Investor and the Company executed the
                                       Registration Rights Agreement.
-------------------------------------------------------------------------------
3.  Instructions to Transfer Agent..   The Company executed and delivered
                                       irrevocable Instructions to the Transfer
                                       Agent and the Transfer Agent confirmed
                                       and accepted such instructions. A copy of
                                       such instructions and acceptance was
                                       received by the Investor's legal counsel.
-------------------------------------------------------------------------------

Actions at Closing:
1. Legal Opinion....................   Cadwalader, Wickersham & Taft delivered
                                       its legal opinion. Lionel Sawyer &
                                       Collins delivered its legal opinion.
-------------------------------------------------------------------------------
2. Wire Transfer....................   Upon confirmation of above actions by
                                       Investor's legal counsel, Investor will
                                       wire to the Company the Net Amount
                                       indicated on the front page hereof, and
                                       thereafter deliver to the Transfer Agent
                                       a Wire Transfer Notice indicating
                                       completion of delivery by wire transfer
                                       to the Company the Net Amount.
-------------------------------------------------------------------------------

ACKNOWLEDGED AND AGREED:
Crescent International Ltd.            FiberCore, Inc.

By:                                    By:
   ----------------------------           ----------------------------
===============================================================================


===============================================================================
TOTAL PURSUANT TO THE STOCK PURCHASE                               $19,000,000
AGREEMENT
-------------------------------------------------------------------------------
Sale of Common Stock                                                    <$.00>
-------------------------------------------------------------------------------
REMAINING BALANCE                                               $_____________
===============================================================================

                                    EXHIBIT B
                      FORM OF REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT C
                           TRANSFER AGENT INSTRUCTIONS

                                 FIBERCORE, INC.
                               253 WORCESTER ROAD
                                  P.O. BOX 180
                               CHARLTON, MA 01610

                                                               August 20, 2001


Interstate Transfer Company
6084 South 900 East (Suite 101)
Salt Lake City, UT  84121

Attention: Ms. Janis Patterson:

Dear Janis:

      Reference is made to the Stock Purchase Agreement (the "Agreement"), dated as of August 20, 2001 between Crescent International Limited (the "Investor") and FiberCore, Inc. (the "Company"). Pursuant to the Agreement, the Investor has agreed to purchase from the Company and the Company has agreed to sell to the Investor from time to time shares of Common Stock of the Company (the "Common Stock"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions (the "Irrevocable Instructions") relating to the Common Stock to be issued to the Investor (or a permitted assignee) pursuant to the Agreement. Any term used herein and not otherwise defined shall have the meaning set forth in the Agreement.

      1. MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK


      a. First Sale. Upon confirmation by the Company or the Investor of transfer of the funds due to the Company pursuant to the First Sale, the Transfer Agent shall deliver to the Investor by overnight courier certificates representing Common Stock as promptly as practicable, but in no event later than three business days after the Closing Date relating to the First Sale.

      b. Subsequent Sales. Upon confirmation by the Company or the Investor of transfer of the funds due to the Company pursuant to a Subsequent Sale, the Transfer Agent shall deliver to the Investor by overnight courier certificates representing Common Stock as promptly as practicable, but in no event later than three Trading Days after any Closing pursuant to which the Investor acquires Common Stock under the Agreement, or after any request that a Legend be removed.

      c. Address. Unless otherwise notified in writing by the Investor, the certificates delivered to the Investor pursuant to the Agreement and the preceding two paragraphs shall be delivered at the following address:


      Salomon Smith Barney
      Attn:  Alex Cann
      3333 Peachtree Road
      Suite 800
      Atlanta, GA 30326
      DTC 0418
      Ref. Crescent International Ltd. A/C # 410-26691-18

      With notice to:

      GreenLight (Switzerland) SA
      84, Av. Louis-Casai
      P.O. Box 161
      CH-1216 Cointrin/Geneva
      Switzerland

      2. ISSUANCE OF COMMON STOCK WITHOUT THE LEGEND

      a. Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock acquired or to be acquired by the Investor. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that such registration statement remains effective unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in paragraph (b) below, the Transfer Agent shall deliver to the Investor certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investor or its counsel or any other party (other than as described in such paragraphs).

      b. At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent in writing that such registration statement is not effective) upon any surrender of one or more certificates evidencing Common Stock which bear the Legend, accompanied by a notice from the Investor, its broker, custodian or permitted assignee requesting the issuance of new certificates free of the Legend to replace those surrendered and setting forth whether a transfer is pursuant to a registration statement or Rule 144, the Transfer Agent shall promptly deliver to the Investor certificates representing the Common Stock not bearing the Legend, in such names and denominations as requested, provided that:

            i. if pursuant to a registration statement, the Investor (or its broker, custodian or permitted assignee) shall confirm in writing to the Transfer Agent that the Investor has complied with the prospectus delivery requirements under the Securities Act;

            ii. if pursuant to Rule 144(k) the Investor (or its broker, custodian or permitted assignee) shall deliver to the Transfer Agent an opinion of counsel satisfactory to the Company, to the effect that the Investor is permitted to dispose of such Common Stock without limitation as to amount or manner of sale pursuant to Rule 144 under the Securities Act; or

            iii. if pursuant to Rule 144 (other than pursuant to Rule 144(k)), the Investor (or its broker, custodian or permitted assignee) shall deliver to the Transfer Agent an opinion of counsel satisfactory to the Company, to the effect that (i) the Investor has held the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended certificates would be delivered to the Investor (or the Trading Day immediately following if such date is not a Trading Day), during the three months ending upon such delivery date the Investor will not have sold more than the greater of (a) one percent (1%) of the total number of outstanding shares of Common Stock or (b) the average weekly trading volume of the Common Stock for the preceding four weeks and (iii) the Investor has complied with the manner of sale and notice requirements of Rule 144 under the Securities Act.

      Any advice, notice or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of (801) 281-9750.

      The certificates bearing the Legend shall be surrendered and delivered to the Transfer Agent at the following address:

      Interstate Transfer Company
      6084 South 900 East (Suite 101)
      Salt Lake City, UT  84121
      Attention: Ms. Janis Patterson:
      Tel: (801) 281-9746


      3. FEES OF TRANSFER AGENT; INDEMNIFICATION

      The Company agrees to pay the Transfer Agent for all fees and expenses incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

      4. THIRD PARTY BENEFICIARY

      The Company and the Transfer Agent acknowledge and agree that the Investor is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions hereof.

                                 FIBERCORE, INC.


                                 By:
                                     ---------------------------------
                                     Name:
                                     Title:

AGREED:

INTERSTATE TRANSFER COMPANY


By:
    ---------------------------------
    Name:
    Title:

                                   EXHIBIT D-1

               FORM OF OPINION OF THE COMPANY'S NEVADA COUNSEL


                                 August __, 2001

Crescent International Ltd.
c/o GreenLight (Switzerland) SA
84, av Louis-Casai, P.O. Box 42
1216 Geneva, Cointrin
Switzerland

Re: Stock Purchase Agreement Between Crescent International Ltd. and FiberCore, Inc.

Ladies and Gentlemen:

      This opinion is furnished to you pursuant to Section 6.10 of the Stock Purchase Agreement by and between Crescent International Ltd., a Bermuda entity (the "Investor") and FiberCore, Inc. (the "Company"), dated August __, 2001 (the "Stock Purchase Agreement"), which provides for the issuance and sale by the Company of up to $19,000,000 worth of shares of Common Stock of the Company (the "Commitment Shares"). All terms used herein have the meanings defined for them in the Stock Purchase Agreement unless otherwise defined herein.

      We have acted as special Nevada counsel for the Company in connection with the Stock Purchase Agreement and the Registration Rights Agreement between the Investor and the Company, dated August __, 2001 (the "Registration Rights Agreement" and together with the Stock Purchase Agreement, the "Agreements").

      As counsel, we have reviewed the Agreements and have made such legal and factual examinations and inquiries as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.


                                     E-1-1

      We have relied upon the certificates of public officials and corporate officers with respect to the accuracy of all matters contained therein. For purposes of the opinion in Paragraph 4 below, we assume that no offer to sell or purchase the Commitment Shares was made in the State of Nevada.

      As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements.

      For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by the Investor in the Agreements and pursuant thereto are true and correct.

      Based upon and subject to the foregoing, we are of the opinion that:

      1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents.

      2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements and to issue the Commitment Shares. The execution and delivery of the Agreements by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered by the Company.

      3. The execution, delivery and performance of the Agreements by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Commitment Shares, do not and will not (i) result in a violation of the Company's Articles or Bylaws; (ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party or (iii) result in a violation of any Nevada law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Articles or Bylaws.

      4. The issuance of the Commitment Shares in accordance with the Stock Purchase Agreement will be in compliance with Nevada state securities laws. When so issued and paid for in accordance with the Stock Purchase Agreement, and assuming that at the time of such


                                     E-2-2
issuance the Company will have sufficient authorized but unissued shares for such issuance, and that the certificates representing such shares are duly executed and delivered, the Commitment Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Articles or Bylaws.

      Nothing herein shall be deemed an opinion as to the laws of any jurisdiction other than the State of Nevada.

      This opinion is intended solely for the use of the addressee in connection with the Agreements. It may not be relied upon by any other person or for any other purpose, or reproduced or filed publicly by any person without the prior written consent of this firm.


                                          Very truly yours,

                                   EXHIBIT D-2

                         FORM OF SPECIAL COUNSEL OPINION

                                 August___, 2001

Crescent International Ltd.
c/o GreenLight (Switzerland) SA
84, av Louis-Casai, P.O. Box 42
1216 Geneva, Cointrin
Switzerland

Re:     Stock Purchase Agreement Between Crescent
        International Ltd. and FiberCore, Inc.

Ladies and Gentlemen:

            We have acted as special counsel to FiberCore, Inc., a Nevada corporation (the "Company") in connection with the Transaction Documents, as hereinafter defined, including the Stock Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement") by and between Crescent International Ltd., a Bermuda entity (the "Investor"), and the Company, which provides for the issuance and sale by the Company of shares of Common Stock of the Company for consideration of up to $19,000,000. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Stock Purchase Agreement. We are rendering this opinion letter to you at the request of the Company pursuant to Section 6.10 of the Stock Purchase Agreement.

            In rendering the opinions set forth below, we have examined and relied upon the originals, copies or specimens, certified or otherwise identified to our satisfaction, of the Transaction Documents (as defined below) and such certificates, corporate and public records, agreements, instruments, opinions, and other documents, including, among other things, the documents delivered on the date hereof, as we have deemed appropriate as a basis for the opinions expressed below. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents, agreements and instruments submitted to us as originals, the conformity to original documents, agreements and instruments of all documents, agreements and instruments submitted to us as copies or specimens, the authenticity of the originals of such documents, agreements and instruments submitted to us as copies or specimens, and the accuracy of the matters set forth in the documents, agreements and instruments we reviewed. As to any facts material to such opinions that were not known to us, we have relied upon statements and representations of the Company, including those contained in the Transaction Documents, and of officers and other representatives of the Company, and of public officials. Except as expressly set forth herein, we have not undertaken any independent investigation (including, without limitation, conducting any review, search or investigation of any public files, records or dockets) to determine the existence or absence of the facts that are material to our opinions, and no inference as to our knowledge concerning such facts should be drawn from our reliance on the representations of the Company in connection with the preparation and delivery of this letter.

            In particular, we have examined and relied upon:

            1.   the Stock Purchase Agreement, and

            2. the Registration Rights Agreement between the Investor and the Company, dated as of the date hereof (the "Registration Rights Agreement")

Items 1 and 2 above are referred to in this letter as the "Transaction Documents". References in this letter to "Applicable Laws" shall mean those laws, rules and regulations of the State of New York and of the United States of America which, in our experience, are normally applicable to transactions of the type contemplated by the Transaction Documents. References in this letter to the term "Governmental Authorities" means executive, legislative, judicial, administrative or regulatory bodies of the State of New York or the United States of America. References in this letter to the term "Governmental Approval" means any consent, approval, license, authorization or validation of, or filing, recording or registration with, any Governmental Authority pursuant to Applicable Laws.

            We have also assumed that all documents, agreements and instruments have been duly authorized, executed and delivered by all parties thereto, that all such parties had the power and legal right to execute and deliver all such documents, agreements and instruments, and that except with respect to the Company, such documents, agreements and instruments are valid, binding and enforceable obligations of such parties. As used herein, "to our knowledge", "known to us" or words of similar purpose mean the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Transaction Documents.

            We express no opinion concerning the laws of any jurisdiction other than the laws of the State of New York and, to the extent expressly referred to in this opinion letter, the federal laws of the United States of America. With respect to all matters of Nevada law, we call your attention to the opinion dated as of the date hereof, and delivered to you pursuant to the Stock Purchase Agreement, of Lionel Sawyer & Collins and our opinion is subject to the same assumptions, qualifications and limitations with respect to such matters as are contained in such opinion.

            Based upon and subject to the foregoing, we are of the opinion that:

            1. The Stock Purchase Agreement and the Registration Rights Agreement each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors' rights generally, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification and contribution obligations and

                                     E-2-2
provisions purporting to waive or limit rights to oral amendments to written agreements or rights of set off may be limited by applicable law or considerations of public policy.

            2. The execution and delivery by the Company of each of the Stock Purchase Agreement and the Registration Rights Agreement and the performance by the Company of its obligations thereunder (a) do not require any Governmental Approval to be obtained on the part of the Company, except those that have been obtained and, to our knowledge, are in effect, and (b) do not result in a violation of any Applicable Laws applicable to the Company except for such violation that would not, individually or in the aggregate, have a Material Adverse Effect.

            3. To our knowledge, there is no legal or governmental action, investigation or proceeding pending or threatened against the Company (a) asserting the invalidity of the Stock Purchase Agreement, and the Registration Rights Agreement, (b) seeking to prevent the consummation of any of the transactions provided for in the Stock Purchase Agreement and the Registration Rights Agreement, or (c) which would materially and adversely affect the ability of the Company to perform its obligations under, or the validity or enforceability (with respect to the Company) of, the Stock Purchase Agreement and the Registration Rights Agreement. For purposes of the opinion set forth in this paragraph, we have not regarded any legal or governmental actions, investigations or proceedings to be "threatened" unless the potential litigant or Governmental Authority has communicated in writing to the Company a present intention to initiate such actions, investigations or proceedings against the Company.

            4. The issuance and the sale of the Commitment Shares in accordance with the Stock Purchase Agreement will be exempt from registration under the Securities Act of 1933, as amended.

            We are furnishing this opinion letter to you solely for your benefit in connection with the transactions referred to herein. This opinion letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or entity or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this opinion letter for changes in fact or law, or otherwise.

                                    Very truly yours,


                                     E-2-3

                                   EXHIBIT D-3

                         FORM OF SPECIAL COUNSEL OPINION

                                          _______, 200_

Crescent International Ltd.
c/o GreenLight (Switzerland) SA
84, av Louis-Casai, P.O. Box 42
1216 Geneva, Cointrin
Switzerland

      Re: Stock Purchase Agreement Between Crescent International Ltd. and FiberCore, Inc.

Ladies and Gentlemen:

            We have acted as special counsel to FiberCore, Inc., a Nevada corporation (the "Company"), in connection with the Transaction Documents, as that term is defined in our Opinion Letter dated _______, including the Stock Purchase Agreement, dated as of August __, 2001 (the "Stock Purchase Agreement"), by and between Crescent International Ltd., a Bermuda entity (the "Investor"), and the Company, which, among other things, provides for the issuance and sale by the Company of the common stock of the Company, par value, $.001 per share, (the "Common Stock") for consideration of up to $19,000,000. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Stock Purchase Agreement. We are rendering this letter to you at the request of the Company pursuant to Section 7.2(g) of the Stock Purchase Agreement.

            A Registration Statement on Form S-3 (File No. _____) was filed by the Company under the Securities Act of 1935 (the "Securities Act"), with the Securities and Exchange Commission (the "Commission") on ______, and became effective on _____,__, 2000_ (excluding any exhibits thereto, the "Registration Statement"). The securities registered under the Registration Statement are comprised of shares of Common Stock issued pursuant to the Stock Purchase Agreement.

            We assume, for purposes of this letter, the conformity of the text of each document filed with the Commission through the Commission's Electronic Data Gathering, Analysis and Retrieval System in connection with the Registration Statement to the printed document reviewed by us. This letter is also limited to the actual knowledge, without independent investigation, of any lawyer in our firm actively involved in the transactions contemplated by the Stock Purchase Agreement.

            We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information contained in the Registration Statement and we do not pass upon such information or assume any responsibility therefor. However, in the course of our review of the Registration Statement, we have attended certain conferences and participated in conversations with representatives of the Company and your representatives. On the basis of the information that we gained in the course of the representation referred to above and our examination of the Transaction Documents, considered in light of our understanding of applicable law and the experience we have gained through our practice, nothing has come to our attention in the course of our review of the Registration Statement that causes us to believe that, as of the effective date of the Registration Statement under the Securities Act, the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, it being understood that we express no view as to any information incorporated by reference in the Registration Statement or as to the adequacy or accuracy of the financial, numerical, statistical or quantitative information included in the Registration Statement.

            We are furnishing this letter to you solely for your benefit in connection with the transactions referred to herein. This letter is not to be relied upon, used, circulated, quoted or otherwise referred to by any other person or for any other purpose without our prior written consent. In addition, we disclaim any obligation to update this letter for changes in fact or law, or otherwise.

                                       Very truly yours,


                                     E-2-2

                                    EXHIBIT E
                             COMPLIANCE CERTIFICATE

      The undersigned, __________, hereby certifies, with respect to shares of common stock of FiberCore, Inc. (the "Company") issuable pursuant to Article II of the Stock Purchase Agreement, dated August 20, 2001, by and between the Company and Crescent International Ltd. (the "Agreement"), as follows:

      1. The undersigned is the duly elected [Office] of the Company.

      2. The representations and warranties of the Company set forth in Article IV of the Agreement are true and correct as though made on and as of the date hereof.

      3. The Company has performed all covenants and agreements to be performed by the Company on or prior to the Closing Date related to the Notice and has complied in all material respects with all obligations and conditions contained in Article VII of the Agreement.

      The undersigned has executed this Certificate this ____ day of __________,
____.



                                 By:
                                     ---------------------------------
                                     Name:
                                     Title:

                            STOCK PURCHASE AGREEMENT

                                 BY AND BETWEEN

                           CRESCENT INTERNATIONAL LTD.

                                       AND

                                 FIBERCORE, INC.

                           DATED AS OF AUGUST 20, 2001

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I  CERTAIN DEFINITIONS............................................1

      Section 1.1. "Affiliate"............................................1

      Section 1.2. "Capital Shares".......................................2

      Section 1.3. "Closing"..............................................2

      Section 1.4. "Closing Date".........................................2

      Section 1.5. "Closing Statement"....................................2

      Section 1.6. "Commitment Period"....................................2

      Section 1.7. "Commitment Shares"....................................2

      Section 1.8. "Common Stock".........................................2

      Section 1.9. "Condition Satisfaction Date"..........................2

      Section 1.10. "Daily Trading Value".................................2

      Section 1.11. "Damages".............................................2

      Section 1.12. "Effective Date"......................................2

      Section 1.13. "Exchange Act"........................................3

      Section 1.14. "First Sale"..........................................3

      Section 1.15. "First Sale Shares"...................................3

      Section 1.16. "Investment Amount"...................................3

      Section 1.17. "Legend"..............................................3

      Section 1.18. "Material Adverse Effect".............................3

      Section 1.19. "Maximum Commitment Amount"...........................3

      Section 1.20. "Maximum Sale Amount".................................3

      Section 1.21. "NASD"................................................3

      Section 1.22. "Outstanding".........................................3

      Section 1.23. "Person"..............................................4

      Section 1.24. "Principal Market"....................................4

      Section 1.25. "Purchase Price"......................................4

      Section 1.26. "Registrable Securities"..............................4

      Section 1.27. "Registration Rights Agreement".......................4

      Section 1.28. "Registration Statement"..............................4

      Section 1.29. "Regulation D"........................................5

      Section 1.30. "Representative"......................................5

      Section 1.31. "Sale"................................................5

      Section 1.32. "Sale Date"...........................................5

      Section 1.33. "Sale Fees"...........................................5

      Section 1.34. "Sale Notice".........................................5

      Section 1.35. "Sale Notice Date"....................................5

      Section 1.36. "SEC".................................................5

      Section 1.37. "SEC Documents".......................................5

      Section 1.38. "Section 4(2)"........................................5

      Section 1.39. "Securities Act"......................................5

      Section 1.40. "Short Sale"..........................................5

      Section 1.41. "Strategic Investor"..................................5

      Section 1.42. "Subscription Date"...................................6

      Section 1.43. "Subsequent Sale".....................................6

      Section 1.44. "Subsequent Sale Shares"..............................6

      Section 1.45. "Subsidiary"..........................................6

      Section 1.46. "Trade Price".........................................6

      Section 1.47. "Trading Day".........................................6

      Section 1.48. "Trading Volume"......................................6

      Section 1.49. "Transfer Agent Instructions".........................6

      Section 1.50. "Underwriter".........................................6

ARTICLE II  SALE AND PURCHASE OF COMMON STOCK; TERMINATION OF
               OBLIGATIONS................................................6

      Section 2.1. Sales..................................................6

      Section 2.2. Twenty Percent Limitation..............................7

      Section 2.3. Sale Notice............................................8

      Section 2.4. Closings...............................................8

      Section 2.5. Termination of Agreement and Investment
                     Obligation...........................................9

ARTICLE III  REPRESENTATIONS AND WARRANTIES OF INVESTOR................ ..9

      Section 3.1. Intent.................................................9

      Section 3.2. Sophisticated Investor.................................9

      Section 3.3. Authority..............................................9

      Section 3.4. Not an Affiliate.......................................9

      Section 3.5. Organization and Standing..............................9

      Section 3.6. Absence of Conflicts..................................10

      Section 3.7. Disclosure; Access to Information.....................10

      Section 3.8. Manner of Sale........................................10

      Section 3.9. Resale Restrictions...................................10

      Section 3.10. Short Sales..........................................10

ARTICLE IV  REPRESENTATIONS AND WARRANTIES OF THE COMPANY................11

      Section 4.1. Organization of the Company...........................11

      Section 4.2. Authority.............................................11

      Section 4.3. Corporate Documents...................................11

      Section 4.4. Books and Records.....................................11

      Section 4.5. Capitalization........................................12

      Section 4.6. Registration and Listing of Common Stock..............12

      Section 4.7. Financial Statements..................................12

      Section 4.8. SEC Documents.........................................13

      Section 4.9. Exemption from Registration; Valid Issuances; New
                     Issuances...........................................13

      Section 4.10. No General Solicitation or Advertising...............13

      Section 4.11. No Conflicts.........................................14

      Section 4.12. No Material Adverse Change...........................15

      Section 4.13. No Undisclosed Liabilities...........................15

      Section 4.14. No Undisclosed Events or Circumstances...............15

      Section 4.15. No Integrated Offering...............................15

      Section 4.16. Litigation and Other Proceedings.....................15

      Section 4.17. No Misleading or Untrue Communication................15

      Section 4.18. Material Non-Public Information......................15

ARTICLE V  COVENANTS OF THE INVESTOR.....................................16

      Section 5.1. Compliance............................................16

      Section 5.2. Confidential Information..............................16

      Section 5.3. Periodic Reports......................................16

      Section 5.4. Short Sales...........................................16

ARTICLE VI  COVENANTS OF THE COMPANY.....................................16

      Section 6.1. Registration Rights...................................16

      Section 6.2. Listing of Common Stock...............................16

      Section 6.3. Exchange Act Registration.............................17

      Section 6.4. Legends...............................................17

      Section 6.5. Corporate Existence...................................17

      Section 6.6. Additional SEC Documents..............................17

      Section 6.7. Notice of Certain Events Affecting Registration;
                     Suspension of Right to Make a Subsequent Sale.......17

      Section 6.8. Consolidation; Merger.................................18

      Section 6.9. Issuance of Shares....................................18

      Section 6.10. Legal Opinions.......................................18

      Section 6.11. No Similar Arrangement; Right of First Refusal.......18

      Section 6.12. Confidential Information.............................19

      Section 6.13. Public Announcements.................................19

      Section 6.14. Delivery of Share Certificates.......................20

ARTICLE VII  CONDITIONS TO DELIVERY OF SALE NOTICES AND
               CONDITIONS TO CLOSING.....................................20

      Section 7.1.  Conditions Precedent to the Obligation of the
                      Company to Issue and Sell Common Stock.............20

      Section 7.2.  Conditions Precedent to the Right of the Company
                      to Deliver a Sale Notice and the Obligation of the
                      Investor to Purchase Common Stock..................20

      Section 7.3.  Due Diligence Review; Non-Disclosure of
                      Non-Public Information.............................23

ARTICLE VIII  LEGENDS....................................................24

      Section 8.1. Legends...............................................24

      Section 8.2. No Other Legend or Stock Transfer Restrictions........25

      Section 8.3. Investor's Compliance.................................25

ARTICLE IX  INDEMNIFICATION; ARBITRATION.................................25

      Section 9.1. Indemnification.......................................25

      Section 9.2. Method of Asserting Indemnification Claims............25

      Section 9.3. Arbitration...........................................28

ARTICLE X  MISCELLANEOUS.................................................29

      Section 10.1. Fees and Transaction Costs...........................29

      Section 10.2. Reporting Entity for the Common Stock................29

      Section 10.3. Brokerage............................................29

      Section 10.4. Notices..............................................30

      Section 10.5. Assignment...........................................31

      Section 10.6. Amendment; No Waiver.................................31

      Section 10.7. Annexes and Exhibits; Entire Agreement...............31

      Section 10.8. Survival.............................................31

      Section 10.9. Severability.........................................31

      Section 10.10. Title and Subtitles.................................32

      Section 10.11. Counterparts........................................32

      Section 10.12. Choice of Law.......................................32

      Section 10.13. Other Expenses......................................32